EXHIBIT 25.1

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)           |__|

___________________________

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A.
(Exact name of trustee as specified in its charter)

(Jurisdiction of incorporation if not a U.S. national bank)	95-3571558 (I.R.S. employer identification no.)
700 South Flower Street Suite 500 Los Angeles, California (Address of principal executive offices)	90017 (Zip code)

___________________________

MADISON GAS AND ELECTRIC COMPANY
(Exact name of obligor as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation or organization)	39-0444025 (I.R.S. employer identification no.)
133 South Blair Street Madison, Wisconsin (Address of principal executive offices)	53703 (Zip code)

___________________________

Medium-Term Notes
(Title of the indenture securities)

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1.

General information.  Furnish the following information as to the trustee:

(a)

Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, DC 20219
Federal Reserve Bank	San Francisco, CA 94105
Federal Deposit Insurance Corporation	Washington, DC 20429

(b)

Whether it is authorized to exercise corporate trust powers.

Yes.

2.

Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.

List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

1.

A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.

A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No.
333-121948).

3.

A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No.
333-152875).

4.

A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-162713).

6.

The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

7.

A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 18th day of August, 2011.

THE BANK OF NEW YORK MELLON

TRUST COMPANY, N.A.

By:

/S/ M. CALLAHAN

Name:

M. CALLAHAN

Title:

VICE PRESIDENT

Exhibit 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

of 700 South Flower Street, Suite 200, Los Angeles, CA 90017

At the close of business June 30, 2011, published in accordance with Federal regulatory authority instructions.

                 Dollar Amounts

                 in Thousands

ASSETS

Cash and balances due from depository institutions:

Noninterest-bearing balances and currency and coin

1,624

Interest-bearing balances

186

Securities:

Held-to-maturity securities

0

Available-for-sale securities

828,663

Federal funds sold and securities purchased under agreements to resell:

Federal funds sold

60,500

Securities purchased under agreements to resell

0

Loans and lease financing receivables:

Loans and leases held for sale

0

Loans and leases, net of unearned income..........0

LESS: Allowance for loan and lease losses.........0

Loans and leases, net of unearned income and allowance

0

Trading assets

0

Premises and fixed assets (including capitalized leases)

8,561

Other real estate owned

0

Investments in unconsolidated subsidiaries and associated companies

0

Direct and indirect investments in real estate ventures

……………………………………………………0

Intangible assets:

Goodwill

856,313

Other intangible assets

201,961

Other assets

     146,990

Total assets

 $2,104,798

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LIABILITIES

Deposits:

In domestic offices

506

Noninterest-bearing..........506

Interest-bearing...................0

Not applicable

Federal funds purchased and securities sold under agreements to repurchase:

Federal funds purchased

0

Securities sold under agreements to repurchase

0

Trading liabilities

0

Other borrowed money:

(includes mortgage indebtedness

and obligations under capitalized

leases)

268,691

Not applicable

Not applicable

Subordinated notes and debentures

0

Other liabilities

227,247

Total liabilities

496,444

Not applicable

EQUITY CAPITAL

Perpetual preferred stock and related surplus

0

Common stock

1,000

Surplus (exclude all surplus related to preferred stock)

1,121,520

Not available

Retained earnings

482,674

Accumulated other comprehensive income

3,160

Other equity capital components

0

Not available

Total bank equity capital

1,608,354

Noncontrolling (minority) interests in consolidated subsidiaries

0

Total equity capital

1,608,354

Total liabilities and equity capital

2,104,798

I, Karen Bayz, CFO and Managing Director of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Karen Bayz

)

CFO and Managing Director

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Timothy Vara, President

)

Frank P. Sulzberger, MD

)

Directors (Trustees)

William D. Lindelof, MD

)

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